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                                                                 EXHIBIT 10.5(b)

                                 AMENDMENT NO. 1
                                       TO
                       INDUSTRIAL DISTRIBUTION GROUP, INC.
                              STOCK INCENTIVE PLAN



         THIS AMENDMENT is made as of the 5th day of March, 1998, by INDUSTRIAL DISTRIBUTION GROUP, INC., a Delaware corporation (the "Company");


                                   WITNESSETH:


         WHEREAS, the Board of Directors of the Company previously adopted the Industrial Distribution Group, Inc. Stock Incentive Plan ("Plan"); and


         WHEREAS, the Company now desires to amend the Plan in the manner hereinafter provided;


         NOW, THEREFORE, the Plan is hereby amended as follows:


                                       1.


         Section 2(g) is hereby amended by deleting the existing section in its entirety and substituting the following therefor:


         "(g)     "Committee" means the committee appointed to administer the
Plan with respect to grants of Awards, as specified in ARTICLE 3."


                                       2.


         Section 3.1 is hereby amended by deleting the existing section in its entirety and substituting the following therefor:


         "3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other committee or subcommittee appointed by the Board, provided that such Committee shall consist of not less than two "Outside Directors" as such term is defined in Section 162(m) of the Code and Regulation Section 1.162-27(e)(3), as may be amended from time to time, and any successor provisions thereto."


                                       3.


         Section 6.1 is hereby amended by adding the following new sentence to the end of the present section:


         "The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any Named Executive Officer is 100,000 Shares; provided, however, this maximum number shall be 200,000 Shares for the calendar year (or portion thereof) during which a Named Executive Officer is first employed by the Company."


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                                       4.


         Section 7.1 is hereby amended by adding the following sentence to the end of the present section:


         "The maximum number of Shares underlying SARs which can be awarded under the Plan during any calendar year to any Named Executive Officer is 100,000 Shares; provided, however, this maximum number shall be 200,000 Shares for the calendar year (or portion thereof) during which a Named Executive Officer is first employed by the Company."


                                       5.


         Section 9.1 is hereby amended by adding the following sentence to the end of the present section:


         "No more than 100,000 Performance Shares may be earned by a Named Executive Officer with respect to any performance period."


                                       6.


         These amendments to the Plan shall be effective as of the day and year first above written. Except as hereby modified, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 the day and year first above written.

                                             INDUSTRIAL DISTRIBUTION GROUP, INC.

                                         By: /s/ Jack P. Healey
                                             -----------------------------------
                                             Vice President and Chief Financial
                                             Officer




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